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                            U N I T E D  S T A T E S
        S E C U R I T I E S  A N D  E X C H A N G E  C O M M I S S I O N
                      W A S H I N G T O N, D C  2 0 5 4 9


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 19, 1999




                                 NOVACARE, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                      1-10875                   13-3247827
(State or other jurisdiction   (Commission file number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

1016 W. NINTH AVENUE, KING OF PRUSSIA, PA                           19406
(Address of principal executive office)                           (Zip code)

                  Registrant's telephone number: (610) 992-7200


             (Former name, former address and former fiscal year, if
                          changed since last report.)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On November 19, 1999, NovaCare, Inc., a Delaware corporation (the "Registrant" or the "Company"), and its wholly owned subsidiary, NC Resources, Inc., a Delaware corporation, sold the Registrant's outpatient physical therapy and occupational health business ("PROH") to Select Medical Corporation ("Select") (the "Transaction"). The sales price was $200.0 million of which the proceeds were reduced by the amount of debt assumed by Select. Of the remainder, $36.8 million has been placed in escrow in support of certain representations made by the Registrant, including minimum working capital of $86.0 million, collectibility of accounts receivable, net of reserves, as of closing and certain contingent earnout payments. The Registrant is also obligated to pay certain investment banking fees, a guaranteed fee approximating $12.8 million at September 30, 1999, to the Registrant's former subsidiary, NovaCare Employee Services, Inc. ("NCES"), $5.0 million related to severance costs to be paid by the Registrant as a result of terminations which may be made by Select within the first twelve months following closing and other costs associated with the Transaction. These costs are estimated to total $26.7 million.

         The estimated loss on the sale of PROH of $348.1 million was reflected in the Registrant's financial statements in the first fiscal quarter ended September 30, 1999.


ITEM 7 (b). PRO FORMA AND RECLASSIFIED HISTORICAL FINANCIAL INFORMATION

         The following unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999 is based on the historical condensed Consolidated Balance Sheet of the Registrant adjusted to give effect to the Company's previously disclosed sale of NCES and the Transaction, both of which occurred subsequent to September 30, 1999. During the first fiscal quarter ended September 30, 1999, the Registrant recorded the estimated losses on the sales of NCES and PROH and reclassified the net assets of these businesses, at their estimated net realizable value, as discontinued operations. The unaudited Pro Forma Consolidated Balance Sheet reflects the estimated realization of the discontinued NCES and PROH businesses as if they had occurred on September 30, 1999.

         The unaudited Pro Forma Consolidated Balance Sheet does not purport to present what the Registrant's financial position would have been had the NCES sale and the Transaction actually occurred as of September 30, 1999, or to project the Registrant's results of operations or financial position for any future period or date, nor does it give effect to any matters other than those described in the notes thereto.

         During the Registrant's first fiscal quarter ended September 30, 1999, the Registrant also reclassified its condensed Consolidated Statement of Operations for the three months ended September 30, 1999 and 1998 to present the activities of all of its businesses, except unallocated selling, general and administrative activities, as discontinued operations as the measurement date for all dispositions occurred prior to September 30, 1999. As a result, the estimated losses on the disposal of NCES and PROH were included in the Consolidated Statement of Operations for the three months ended September 30, 1999. The following unaudited Consolidated Statements of Operations for the three months ended September 30, 1999 and 1998 are presented as filed by the Registrant in its September 30, 1999 Form 10-Q. The following unaudited Consolidated Statement of Operations for the year ended June 30, 1999 has been reclassified to conform to the presentation in the September 30, 1999 Form 10-Q.

         The Pro Forma and Reclassified Historical Financial Information should be read in conjunction with the Registrant's Consolidated Financial Statements included in its Form 10-Q for the three months ended September 30, 1999 and Form 10-K for the fiscal year ended June 30, 1999.


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                         NOVACARE, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1999
                      (In thousands, except per share data)


                                                             Historical        Pro Forma          Pro Forma
                                                                as of          Adjustments        Adjustments
                                                            September 30,     for the Sale       for the Sale        Pro Forma
                                                                1999             of NCES           of PROH          as Adjusted
                                                            -------------     ------------       -------------      -----------
ASSETS
Current assets:
  Cash and cash equivalents.........................            $  27,330      $  35,130 (a)     $  125,800 (c)      $   188,260
  Income taxes receivable...........................               28,536             --                 --               28,536
  Deferred income taxes.............................               20,602        (14,109)(b)             --                6,493
  Escrow amounts receivable.........................                   --         13,370 (a)         36,800 (c)           37,370
                                                                                                    (12,800)(c)
  Net assets of discontinued operations.............              215,020        (44,643)(a)       (135,944)(c)           34,433
  Other current assets..............................                6,412             --                 --                6,412
                                                           ---------------   ---------------    ----------------    --------------
      Total current assets..........................              297,900        (10,252)            13,856              301,504
Other assets, net...................................                1,605             --                 --                1,605
                                                           --------------    ---------------    ----------------    --------------
                                                                $ 299,505      $ (10,252)        $   13,856          $   303,109
                                                           ===============   ===============    ================    ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of financing arrangements.........           $ 175,000       $      --         $       --          $   175,000
  Accounts payable and accrued expenses.............              30,824           3,857 (a)         13,856 (c)           48,537
                                                           ---------------   ---------------    ---------------     ---------------
      Total current liabilities.....................             205,824           3,857             13,856              223,537
Deferred income taxes................................             20,602         (14,109)(b)             --                6,493
                                                           ---------------   ---------------    ---------------     ---------------
      Total liabilities.............................             226,426         (10,252)            13,856              230,030
                                                           ---------------   ---------------    ---------------     ---------------
Commitments and contingencies........................                 --              --                 --                   --
Shareholders' equity:
  Common stock......................................                 686              --                 --                  686
  Additional paid-in capital........................             274,714              --                 --              274,714
  (Accumulated deficit).............................            (159,648)             --                 --             (159,648)
                                                           ---------------   ---------------    ---------------     ---------------
                                                                 115,752              --                 --              115,752
    Less: Common stock in treasury (at cost)........             (42,673)             --                 --              (42,673)
                                                           ---------------   ---------------    ---------------     ---------------
      Total shareholders' equity....................              73,079              --                 --               73,079
                                                           ---------------   ---------------    ---------------     ---------------
                                                               $ 299,505       $ (10,252)        $   13,856          $   303,109
                                                           ===============   ===============    ===============     ===============




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                         NOVACARE, INC. AND SUBSIDIARIES
           NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                      (In thousands, except per share data)

(a) Adjustments to reflect: (i) the estimated net proceeds of $48,500 from the sale of NCES, of which $13,370 was placed in escrow in support of the Registrant's guarantee of administrative fees under NCES's four-year contract to supply services to PROH, (ii) the estimated transaction costs of $3,857 and (iii) the elimination of the net assets of NCES. Because the net assets of NCES were reduced to estimated net realizable value at September 30, 1999, there is no additional gain or loss recognized on the sale of NCES.

(b) Adjustments to reflect: (i) the elimination of the Registrant's deferred tax liabilities related to NCES and (ii) a utilization of a portion of the Registrant's deferred tax assets related to net operating loss carryforwards.

(c) Adjustments to reflect: (i) the estimated net proceeds of $200,000 from the sale of PROH, of which $37,400 represents debt as of September 30, 1999 assumed by Select and $36,800 was placed in escrow in support of the Registrant's representations regarding minimum working capital of $86,000, collectibility of accounts receivable, net of reserves, as of closing and certain contingent earnout payments, (ii) the estimated transaction costs of $26,656, of which $12,800 is satisfied through the escrow arrangement described in Note (a) above as well as $5,000 related to severance costs to be paid by the Company as a result of terminations which may be made by the purchaser within the first twelve months following closing and (iii) the elimination of the net assets of PROH. Because the net assets of PROH were reduced to estimated net realizable value at September 30, 1999, there is no additional gain or loss recognized on the Transaction.


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                         NOVACARE, INC. AND SUBSIDIARIES
                 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)



                                                                                                                      For the Year
                                                                                 For the Three Months Ended              Ended
                                                                                        September 30,                   June 30,
                                                                                ---------------------------------    ---------------
                                                                                     1999              1998                1999
                                                                                ---------------   ---------------    ---------------
Net revenues                                                                    $          --      $         --       $         --
Cost of services............................................................               --                --                 --
                                                                                ---------------   ---------------    ---------------
    Gross profit............................................................               --                --                 --
Selling, general and administrative expenses................................           13,734            20,073             82,763
(Credit) provision for restructure..........................................           (1,987)               --             12,260
                                                                                ---------------   ---------------    ---------------
    (Loss) from operations..................................................          (11,747)          (20,073)           (95,023)
Investment and other income (loss), net.....................................              406                84             (1,020)
Gain on sale of property and equipment......................................            1,528                --                 --
Interest expense............................................................           (4,490)           (6,847)           (32,049)
                                                                                ---------------   ---------------    ---------------
    (Loss) before income taxes..............................................          (14,303)          (26,836)          (128,092)
Income taxes                                                                               --            (9,393)           (43,042)
                                                                                ---------------   ---------------    ---------------
    (Loss) from continuing operations.......................................          (14,303)          (17,443)           (85,050)
Income (loss) from discontinued operations, net of tax......................           11,448            23,116            (73,723)
Loss on disposal of discontinued operations, net of tax.....................         (317,433)               --            (30,839)
                                                                                ---------------   ---------------    ---------------
    Net (loss) income.......................................................    $    (320,288)     $      5,673       $   (189,612)
                                                                                ---------------   ---------------    ---------------
    (Loss) per share from continuing operations- basic and assuming dilution    $       (0.23)     $      (0.28)      $      (1.35)
                                                                                ===============   ===============    ===============
    (Loss) earnings per share- basic and assuming dilution..................    $       (5.06)     $        .09       $      (3.02)
                                                                                ===============   ===============    ===============
    Weighted average number of shares outstanding- basic and assuming dilution         63,274            62,566             62,837
                                                                                ===============   ===============    ===============





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                         NOVACARE, INC. AND SUBSIDIARIES




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   NOVACARE, INC.
                                                   --------------
                                                    (Registrant)




December 6, 1999                      By /s/     Robert E. Healy, Jr.
                                         -------------------------------------
                                              Robert E. Healy, Jr.,
                                              Senior Vice President,
                                              Finance & Administration and
                                              Chief Financial Officer





December 6, 1999                      By /s/     Barry E. Smith
                                         -------------------------------------
                                              Barry E. Smith
                                              Vice President,
                                              Controller and
                                              Chief Accounting Officer





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                                INDEX TO EXHIBITS

Exhibit
Number             Description                                 Page Number
------             -----------                                 -----------



   2(a)            First Amendment dated Novem-
                   ber 19, 1999 to the Stock Purchase
                   Agreement dated October 1, 1999
                   between NovaCare, Inc., NC
                   Resources, Inc. and Select Medical
                   Corporation

 99(a)             Press Release dated October 19, 1999







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